UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

Five Prime Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36070	26-0038620
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Oyster Point Boulevard South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 365-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2019, Sheila Gujrathi, M.D. notified Five Prime Therapeutics, Inc. (“FivePrime”) of her decision to resign from the Board of Directors of FivePrime (the “Board”), effective immediately. Dr. Gujrathi’s resignation from the Board is not due to any disagreement with FivePrime on any matter relating to FivePrime’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

FivePrime held its annual meeting of stockholders (the “Annual Meeting”) on June 7, 2019. The final results for each of the proposals submitted to a vote of FivePrime’s stockholders at the Annual Meeting are set forth below. These proposals are described in detail in FivePrime’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2019 (the “Proxy Statement”).

Proposal 1: FivePrime’s stockholders elected all of the nominees for director to serve a three-year term until FivePrime’s 2022 annual meeting of stockholders, or until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Franklin M. Berger, CFA	17,756,803	13,221,892	3,220,247
William Ringo	30,712,961	265,734	3,220,247
Lewis T. Williams, M.D., Ph.D.	29,734,761	1,243,934	3,220,247

Proposal 2: FivePrime’s stockholders approved, on an advisory basis, the compensation paid to FivePrime’s named executive officers, as disclosed in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
28,419,520	2,523,238	35,937	3,220,247

Proposal 3: FivePrime’s stockholders ratified the appointment of Ernst & Young LLP as FivePrime’s independent registered public accounting firm for the fiscal year ending December 31, 2019 by the votes set forth in the table below:

For	Against	Abstain
34,079,839	86,341	32,762

Proposal 4: FivePrime’s stockholders approved the stock option exchange program, as disclosed in the Proxy Statement, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
20,121,058	10,830,934	26,703	3,220,247

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Prime Therapeutics, Inc.

By:	/s/ Francis Sarena
Francis Sarena
Chief Strategy Officer and Secretary

Dated: June 10, 2019